UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)     December 10, 2003
                                                           -----------------





                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      1-9550                  62-1691861
-------------------------------        ----------               ------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
        Incorporation)                  File Number)       Identification No.)



                One Thousand Beverly Way                  72919
                   Fort Smith, Arkansas
-------------------------------------------------        --------
          (Address of Principal Executive Offices)      (Zip Code)


  Registrant's telephone number including area code      (479) 201-2000




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.   Regulation FD Disclosure.

On December 10, 2003, Beverly Enterprises, Inc. (the "Company") issued two press releases announcing the election of Steve Brigance as Senior Vice President - Litigation and Assistant Chief Legal Officer and the election of Cindy Susienka as Executive Vice President. A copy of the press releases are attached as
Exhibit 99.1 and are incorporated herein by reference.


Exhibit 99.1* - Press Releases of Beverly Enterprises, Inc. dated December 10,
                2003.

*Filed with this document

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




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 12, 2003.      BEVERLY ENTERPRISES, INC.




                            By: /s/ PAMELA H. DANIELS
                                ----------------------
                                Pamela H. Daniels
                                Senior Vice President, Controller and
                                Chief Accounting Office

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




                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

       99.1       Press Releases of Beverly Enterprises, Inc. dated December 10,
                  2003.


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